
<ARTICLE> BD
<LEGEND>
This schedule contains summary financial information extracted from The
Ziegler Companies, Inc. and subsidiaries financial statements and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                          DEC-31-1996
<PERIOD-END>                               SEP-30-1996
<CASH>                                       3,366,691
<RECEIVABLES>                               11,574,957
<SECURITIES-RESALE>                                  0<F1>
<SECURITIES-BORROWED>                                0
<INSTRUMENTS-OWNED>                         89,923,655<F2>
<PP&E>                                       7,235,054
<TOTAL-ASSETS>                             132,892,616
<SHORT-TERM>                                17,458,384<F3>
<PAYABLES>                                   6,141,517<F4>
<REPOS-SOLD>                                         0
<SECURITIES-LOANED>                                  0
<INSTRUMENTS-SOLD>                                   0
<LONG-TERM>                                 42,827,376<F5>
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                     3,544,030
<OTHER-SE>                                  49,575,258
<TOTAL-LIABILITY-AND-EQUITY>               132,892,616
<TRADING-REVENUE>                                    0<F6>
<INTEREST-DIVIDENDS>                         3,456,551
<COMMISSIONS>                                        0<F6>
<INVESTMENT-BANKING-REVENUES>               21,232,183<F6>
<FEE-REVENUE>                                5,024,557
<INTEREST-EXPENSE>                           3,849,814
<COMPENSATION>                              17,417,138
<INCOME-PRETAX>                              2,481,586
<INCOME-PRE-EXTRAORDINARY>                   2,481,586
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                 1,629,586
<EPS-PRIMARY>                                      .68
<EPS-DILUTED>                                      .68

<F1>Short-term investments includes some securities purchased under resale agreements.
<F2>Financial instruments includes securities inventory, investment in leases, notes receivable, and investment in and receivables from affiliates.
<F3>Includes short-term notes payable and unsecured notes payable to banks under line of credit arrangements.
<F4>Includes payable to customers, payable to broker-dealers, accounts payable and dividends payable.
<F5>Includes bonds payable and notes payable to banks other than line of credit borrowings.
<F6>Revenue from investment banking activities includes revenues from trading activities and commission income.

